Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Zila, Inc. (the “Company”) for the period ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas D. Burkett, Chief Executive Officer of Zila, Inc., (the “Company”), hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Douglas D. Burkett, Ph.D.

Douglas D. Burkett, Ph.D.
Chief Executive Officer
December 15, 2003

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Zila, Inc. and will be retained by Zila, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.